UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Semiannual Report to Shareholders

DWS Dreman Concentrated Value Fund

Contents

4 Performance Summary

8 Information About Your Fund's Expenses

10 Portfolio Summary

12 Investment Portfolio

14 Financial Statements

17 Financial Highlights

21 Notes to Financial Statements

29 Summary of Management Fee Evaluation by Independent Fee Consultant

34 Summary of Administrative Fee Evaluation by Independent Fee Consultant

35 Account Management Resources

36 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may focus its investments on certain economic sectors and also invest in a limited number of securities. This fund is nondiversified and can take larger positions in fewer companies, thereby increasing its vulnerability to any single economic, political or regulatory development. All of these factors may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 6, 2009 are 1.79%, 2.60%, 2.51% and 1.41% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Dreman Concentrated Value Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	14.99%	-39.18%	-12.67%	-8.00%
Class B	14.53%	-39.55%	-13.29%	-8.63%
Class C	14.56%	-39.58%	-13.29%	-8.62%
Institutional Class	15.11%	-39.02%	-12.40%	-7.72%
Russell 1000® Value Index+	-.79%	-35.35%	-10.70%	-5.37%
S&P 500® Index++	4.05%	-32.57%	-8.24%	-4.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Concentrated Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Dreman Concentrated Value Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$5,733	$6,277	$6,756
	Average annual total return	-42.67%	-14.38%	-9.36%
Class B	Growth of $10,000	$5,866	$6,403	$6,851
	Average annual total return	-41.34%	-13.81%	-9.04%
Class C	Growth of $10,000	$6,042	$6,520	$6,979
	Average annual total return	-39.58%	-13.29%	-8.62%
Russell 1000 Value Index+	Growth of $10,000	$6,465	$7,122	$8,020
	Average annual total return	-35.35%	-10.70%	-5.37%
S&P 500 Index++	Growth of $10,000	$6,743	$7,725	$8,393
	Average annual total return	-32.57%	-8.24%	-4.29%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Concentrated Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/09
DWS Dreman Concentrated Value Fund		1 Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$609,800	$672,200	$725,700
	Average annual total return	-39.02%	-12.40%	-7.72%
Russell 1000 Value Index+	Growth of $1,000,000	$646,500	$712,200	$802,000
	Average annual total return	-35.35%	-10.70%	-5.37%
S&P 500 Index++	Growth of $1,000,000	$674,300	$772,500	$839,300
	Average annual total return	-32.57%	-8.24%	-4.29%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 2, 2005. Index returns began on May 31, 2005.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 6.20	$ 6.21	$ 6.20	$ 6.21
11/30/08	$ 5.45	$ 5.46	$ 5.45	$ 5.46
Distribution Information: Six Months as of 5/31/09: Income Dividends	$ .06	$ .04	$ .04	$ .06
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	543	of	568	96
3-Year	427	of	486	88

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,149.90	$ 1,145.30	$ 1,145.60	$ 1,151.10
Expenses Paid per $1,000*	$ 6.91	$ 10.91	$ 10.91	$ 5.52
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,018.50	$ 1,014.76	$ 1,014.76	$ 1,019.80
Expenses Paid per $1,000*	$ 6.49	$ 10.25	$ 10.25	$ 5.19
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Dreman Concentrated Value Fund	1.29%	2.04%	2.04%	1.03%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	11/30/08

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/09	11/30/08

Financials	26%	17%
Energy	26%	28%
Health Care	16%	25%
Consumer Discretionary	10%	10%
Industrials	8%	9%
Materials	7%	4%
Consumer Staples	7%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2009 (55.3% of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	6.7%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	6.7%
3. Staples, Inc. Provider of office supplies	6.6%
4. Anadarko Petroleum Corp. Explorer and producer of crude oil and natural gas	5.8%
5. UnitedHealth Group, Inc. Operator of organized health systems	5.7%
6. Apache Corp. Explorer, developer and producer of natural gas and crude oil	5.1%
7. Bank of America Corp. Provider of commercial banking services	4.8%
8. The Goldman Sachs Group, Inc. Global investment banking and securities firm	4.8%
9. ConocoPhillips Producer of petroleum and other natural gases	4.6%
10. Occidental Petroleum Corp. Producer of oil and natural gas	4.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as May 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 101.2%
Consumer Discretionary 10.1%
Specialty Retail
Lowe's Companies, Inc.	31,495	598,720
Staples, Inc.	53,990	1,104,095
		1,702,815
Consumer Staples 6.7%
Tobacco
Altria Group, Inc.	65,850	1,125,377
Energy 26.7%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	20,475	978,296
Apache Corp.	10,090	850,183
Chevron Corp.	8,235	549,027
ConocoPhillips	17,005	779,509
Devon Energy Corp.	9,095	575,168
Occidental Petroleum Corp.	11,355	762,034
		4,494,217
Financials 26.7%
Capital Markets 4.8%
The Goldman Sachs Group, Inc.	5,585	807,423
Commercial Banks 3.9%
Wells Fargo & Co.	26,075	664,913
Consumer Finance 3.9%
American Express Co.	26,265	652,685
Diversified Financial Services 10.0%
Bank of America Corp.	72,255	814,314
Citigroup, Inc.	35,830	133,287
JPMorgan Chase & Co.	20,120	742,428
		1,690,029
Insurance 4.0%
Allstate Corp.	26,275	676,056
Thrifts & Mortgage Finance 0.1%
Washington Mutual, Inc.	111,000	11,100
Health Care 16.1%
Health Care Providers & Services 9.4%
Aetna, Inc.	23,195	621,162
UnitedHealth Group, Inc.	36,190	962,654
		1,583,816
Pharmaceuticals 6.7%
Pfizer, Inc.	73,572	1,117,559
Industrials 8.0%
Aerospace & Defense 4.0%
Northrop Grumman Corp.	14,220	677,157
Industrial Conglomerates 2.4%
General Electric Co.	29,780	401,434
Machinery 1.6%
Caterpillar, Inc.	7,430	263,468
Materials 6.9%
Metals & Mining
BHP Billiton Ltd. (ADR)	10,115	568,867
Freeport-McMoRan Copper & Gold, Inc.	11,032	600,473
		1,169,340
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $19,587,774)+	101.2	17,037,389
Other Assets and Liabilities, Net	(1.2)	(205,219)
Net Assets	100.0	16,832,170
+ The cost for federal income tax purposes was $19,939,678. At May 31, 2009, net unrealized depreciation for all securities based on tax cost was $2,902,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,349,630 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,251,919.

ADR: American Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 17,037,389
Level 2	—
Level 3	—
Total	$ 17,037,389

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $19,587,774)	$ 17,037,389
Cash	19,246
Receivable for investments sold	233,033
Dividends receivable	43,197
Receivable for Fund shares sold	740
Due from Advisor	37,319
Other assets	509
Total assets	17,371,433
Liabilities
Payable for Fund shares redeemed	295,569
Notes payable	200,000
Other accrued expenses and payables	43,694
Total liabilities	539,263
Net assets, at value	$ 16,832,170
Net Assets Consist of
Undistributed net investment income	76,959
Net unrealized appreciation (depreciation) on investments	(2,550,385)
Accumulated net realized gain (loss)	(19,195,478)
Paid-in capital	38,501,074
Net assets, at value	$ 16,832,170
Statement of Assets and Liabilities as of May 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($11,765,729 ÷ 1,897,706 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 6.20
Maximum offering price per share (100 ÷ 94.25 of $6.20)	$ 6.58

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($599,059 ÷ 96,515 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 6.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,894,284 ÷ 628,458 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 6.20
Institutional Class Net Asset Value, offering and redemption price(a) per share ($573,098 ÷ 92,283 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 6.21
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2009 (Unaudited)
Investment Income
Income: Dividends	$ 313,763
Interest — Cash Management QP Trust	815
Total Income	314,578
Expenses: Management fee	79,662
Distribution and service fees	43,742
Services to shareholders	26,621
Custodian and accounting fees	57,426
Professional fees	12,052
Directors' fees and expenses	571
Reports to shareholders	34,122
Registration fees	59,029
Interest expense	996
Other	3,736
Total expenses before expense reductions	317,957
Expense reductions	(170,714)
Total expenses after expense reductions	147,243
Net investment income (loss)	167,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,080,805)
Payments by affiliates (see Note H)	509
(5,080,296)
Change in net unrealized appreciation (depreciation) on investments	7,115,858
Net gain (loss)	2,035,562
Net increase (decrease) in net assets resulting from operations	$ 2,202,897

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2009 (Unaudited)	Year Ended November 30, 2008
Operations: Net investment income (loss)	$ 167,335	$ 656,112
Net realized gain (loss)	(5,080,296)	(13,639,650)
Change in net unrealized appreciation (depreciation)	7,115,858	(14,466,324)
Net increase (decrease) in net assets resulting from operations	2,202,897	(27,449,862)
Distributions to shareholders from: Net investment income: Class A	(156,966)	(567,650)
Class B	(4,957)	(15,838)
Class C	(35,214)	(100,190)
Institutional Class	(13,716)	(70,056)
Net realized gains: Class A	—	(3,477,755)
Class B	—	(182,383)
Class C	—	(1,123,342)
Institutional Class	—	(387,998)
Total distributions	(210,853)	(5,925,212)
Fund share transactions: Proceeds from shares sold	4,900,894	11,660,629
Reinvestment of distributions	189,561	5,129,574
Cost of shares redeemed	(12,426,830)	(31,330,227)
Redemption fees	188	3,052
Net increase (decrease) in net assets from Fund share transactions	(7,336,187)	(14,536,972)
Increase (decrease) in net assets	(5,344,143)	(47,912,046)
Net assets at beginning of period	22,176,313	70,088,359
Net assets at end of period (including undistributed net investment income of $76,959 and $120,477, respectively)	$ 16,832,170	$ 22,176,313

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.45	$ 12.28	$ 11.94	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.05	.15	.18	.18	.06
Net realized and unrealized gain (loss)	.76	(5.90)	.42	1.87	.00***
Total from investment operations	.81	(5.75)	.60	2.05	.06
Less distributions from: Net investment income	(.06)	(.16)	(.18)	(.17)	—
Net realized gains	—	(.92)	(.08)	—	—
Total distributions	(.06)	(1.08)	(.26)	(.17)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.20	$ 5.45	$ 12.28	$ 11.94	$ 10.06
Total Return (%)[d,e]	14.99**	(51.05)	5.01	20.56	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	15	47	45	22
Ratio of expenses before expense reductions (%)	2.97*	1.84	1.60	1.77	2.81*
Ratio of expenses after expense reductions (%)	1.29*	1.37	1.29	1.19[f]	1.66*
Ratio of net investment income (loss) (%)	1.87*	1.55	1.44	1.58	1.18*
Portfolio turnover rate (%)	25**	11	58	38	5
[a] For the six months ended May 31, 2009 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.46	$ 12.28	$ 11.95	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.03	.08	.08	.10	.02
Net realized and unrealized gain (loss)	.76	(5.90)	.42	1.88	.01
Total from investment operations	.79	(5.82)	.50	1.98	.03
Less distributions from: Net investment income	(.04)	(.08)	(.09)	(.06)	—
Net realized gains	—	(.92)	(.08)	—	—
Total distributions	(.04)	(1.00)	(.17)	(.06)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.21	$ 5.46	$ 12.28	$ 11.95	$ 10.03
Total Return (%)[d,e]	14.53**	(51.35)	4.15	19.84	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	2
Ratio of expenses before expense reductions (%)	4.11*	2.65	2.39	2.60	3.58*
Ratio of expenses after expense reductions (%)	2.04*	2.12	2.05	1.94[f]	2.41*
Ratio of net investment income (loss) (%)	1.12*	.80	.68	.83	.43*
Portfolio turnover rate (%)	25**	11	58	38	5
[a] For the six months ended May 31, 2009 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.45	$ 12.27	$ 11.94	$ 10.03	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.03	.08	.09	.11	.02
Net realized and unrealized gain (loss)	.76	(5.89)	.42	1.87	.01
Total from investment operations	.79	(5.81)	.51	1.98	.03
Less distributions from: Net investment income	(.04)	(.09)	(.10)	(.07)	—
Net realized gains	—	(.92)	(.08)	—	—
Total distributions	(.04)	(1.01)	(.18)	(.07)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.20	$ 5.45	$ 12.27	$ 11.94	$ 10.03
Total Return (%)[d,e]	14.56**	(51.38)	4.23	19.87	.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	15	13	7
Ratio of expenses before expense reductions (%)	3.81*	2.56	2.32	2.54	3.54*
Ratio of expenses after expense reductions (%)	2.04*	2.12	2.02	1.84[f]	2.31*
Ratio of net investment income (loss) (%)	1.12*	.80	.71	.93	.53*
Portfolio turnover rate (%)	25**	11	58	38	5
[a] For the six months ended May 31, 2009 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.46	$ 12.31	$ 11.96	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.06	.17	.22	.21	.07
Net realized and unrealized gain (loss)	.75	(5.91)	.42	1.87	.01
Total from investment operations	.81	(5.74)	.64	2.08	.08
Less distributions from: Net investment income	(.06)	(.19)	(.21)	(.20)	—
Net realized gains	—	(.92)	(.08)	—	—
Total distributions	(.06)	(1.11)	(.29)	(.20)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.21	$ 5.46	$ 12.31	$ 11.96	$ 10.08
Total Return (%)[d]	15.11**	(50.92)	5.38	20.94	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	6	6	1
Ratio of expenses before expense reductions (%)	2.56*	1.46	1.23	1.50	2.52*
Ratio of expenses after expense reductions (%)	1.03*	1.12	.94	.93[e]	1.41*
Ratio of net investment income (loss) (%)	2.13*	1.80	1.79	1.84	1.43*
Portfolio turnover rate (%)	25**	11	58	38	5
[a] For the six months ended May 31, 2009 (Unaudited).
[b] For the period from June 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.05%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Dreman Concentrated Value Fund (the ``Fund'') is a non-diversified series of DWS Value Series, Inc. (the ``Corporation''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $13,370,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016, whichever occurs first.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $396,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the subsequent year (see Note G, Fund Liquidation).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment loss and net realized loss on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $4,991,808 and $12,094,638, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.80%
Next $750 million of such net assets	.78%
Next $1.5 billion of such net assets	.76%
Over $ 2.5 billion of such assets	.74%

For the period from December 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest) to the extent necessary to maintain the operating expenses of the Fund of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Institutional Class	1.03%

Accordingly, for the six months ended May 31, 2009, the management fee aggregated $79,662, all of which was waived.

In addition, the Advisor reimbursed the Fund $13,409 of other expenses for the six months ended May 31, 2009.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2009
Class A	$ 12,985	$ 12,985	$ —
Class B	2,041	1,989	—
Class C	7,922	7,780	—
Institutional Class	319	319	—-
	$ 23,267	$ 23,073	$ —

DWS Investments Fund Accounting Corporation ("DIFA"), a subsidiary of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIFA has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2009, the amount charged to the Fund by DIFA for accounting services aggregated $51,994, all of which was waived.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class B	$ 2,434	$ 369
Class C	18,095	2,626
	$ 20,529	$ 2,995

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2009	Annualized Effective Rate
Class A	$ 16,422	$ 2,576	$ 5,982.21%
Class B	802	—	210.25%
Class C	5,989	—	1,466.25%
	$ 23,213	$ 2,576	$ 7,658

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2009 aggregated $1,123.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2009, the CDSC for the Class B and C shares aggregated $2,618 and $1,839, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders," aggregated $20,327, of which $7,701 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. There were no custody or transfer agent credits earned during the six months ended May 31, 2009.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At May 31, 2009, the Fund had a $200,000 outstanding loan. Interest expense incurred on the borrowing was $996 for the six months ended May 31, 2009. The average dollar amount of the borrowings was $261,215, the weighted average interest rate on these borrowings was 1.15% and the Fund had a loan outstanding for 115 days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2009		Year Ended November 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	632,731	$ 3,317,735	909,310	$ 8,354,147
Class B	6,293	33,956	5,124	53,939
Class C	274,939	1,480,821	273,740	2,475,819
Institutional Class	13,787	68,382	72,891	776,724
		$ 4,900,894		$ 11,660,629
Shares issued to shareholders in reinvestment of distributions
Class A	26,577	$ 142,304	321,406	$ 3,489,636
Class B	732	3,936	14,778	161,627
Class C	5,741	30,819	98,716	1,079,052
Institutional Class	2,329	12,502	36,458	399,259
		$ 189,561		$ 5,129,574
Shares redeemed
Class A	(1,501,098)	$ (8,060,041)	(2,335,894)	$ (21,494,434)
Class B	(49,740)	(256,044)	(78,844)	(657,700)
Class C	(605,705)	(3,207,748)	(624,022)	(5,692,091)
Institutional Class	(159,384)	(902,997)	(334,116)	(3,486,002)
		$ (12,426,830)		$ (31,330,227)
Redemption fees		$ 188		$ 3,052
Net increase (decrease)
Class A	(841,790)	$ (4,599,991)	(1,105,178)	$ (9,649,714)
Class B	(42,715)	(218,152)	(58,942)	(442,134)
Class C	(325,025)	(1,695,931)	(251,566)	(2,135,105)
Institutional Class	(143,268)	(822,113)	(224,767)	(2,310,019)
		$ (7,336,187)		$ (14,536,972)

G. Fund Liquidation

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the termination and liquidation of the Fund effective June 5, 2009 (the "Liquidation Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding on the Liquidation Date. In conjunction with approving the liquidation of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on March 25, 2009.

H. Payments Made by Affiliates

During the six months ended May 31, 2009, the Advisor reimbursed the Fund $509 for losses incurred as a result of a breach of the Fund's investment restrictions. The amounts of the losses were less than 0.01% of average net assets, thus having no impact on total return.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	LOPEX	LOPBX	LOPCX	LOPIX
CUSIP Number	23338F-689	23338F-671	23338F-663	23338F-655
Fund Number	444	644	744	1444

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Concentrated Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009